UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 2, 2023

PowerSchool Holdings, Inc.
(Exact name of Registrant, as specified in its charter)

Delaware	001-40684	85-4166024
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

150 Parkshore Drive Folsom, California	95630
(Address of principal executive offices)	(Zip Code)

(877) 873-1550
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	PWSC	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submissions of Matters to a Vote of Security Holders.

On May 2, 2023, PowerSchool Holdings, Inc. (the “Company”) held its 2023 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the shareholders voted on two proposals, each of which is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 31, 2023 (the “proxy statement”).

There were 162,521,323 and 37,654,059 shares of Class A and Class B common stock outstanding, respectively (together, the “shares”) on March 28, 2023, the record date (the “Record Date”) for the Annual Meeting. At the Annual Meeting, the holders of 186,648,644 shares of the Common Stock, voting as a single class, were represented in person or by proxy, representing approximately 93.243% of the total outstanding shares as of the Record Date, which constituted a quorum.

All nominated directors were elected and the other proposals were approved by the required shareholder vote. The final voting results with respect to each proposal are set forth in the following tables.

1.At the Annual Meeting, the vote to elect three nominees identified in the proxy statement to serve as Class II directors until the 2026 annual meeting and until their successors are duly elected and qualified, was as follows:

Nominee	For	Withheld	Broker Non-Votes

David Armstrong	151,300,050	30,413,683	4,934,911
Hardeep Gulati	162,724,352	18,989,381	4,934,911
Betty Hung	150,739,056	30,974,677	4,934,911

2.At the Annual Meeting, the vote to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023, was as follows:

For	Against	Abstain	Broker Non-Votes

186,164,733	467,878	16,033	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWERSCHOOL HOLDINGS, INC.

Date: May 5, 2023	By:	/s/ Eric Shander
	Name:	Eric Shander
	Title:	Chief Financial Officer
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